LETTER OF AGREEMENT

This LETTER OF AGREEMENT ("Letter of Agreement") made effective as of November 28, 2006 ("Effective Date"), by and among ENERGTEK INC., a Nevada corporation (the "Purchaser") and RADEL LLC, a New York Corporation (the "Seller").

WHEREAS, the Seller is the assigned owner of the patent application Tank for Simultaneous Storage of Both Pressure Gas and Liquid Fuel ("the Patent") filed at the Patent Registrar of the State of Israel; and

WHEREAS, the Purchaser desires to purchase the rights on the Patent ("the Patent Rights") subject to the terms and conditions set forth hereinbelow; and

WHEREAS, the Seller has agreed to sell the Patent Rights to the Purchaser, subject to the terms and conditions set forth hereinbelow.

NOW THEREFORE, in consideration of the premises, mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the parties agree as follows:

1.    Patent

      1.1. The Seller hereby accepts to sell the Patent Rights to the Purchaser in exchange for 2,000,000 Common Shares par value $0.001 of the Purchaser, representing a nominal value of $100,000 as per the last fund-raising of the Purchaser that took place at $0.05 per share.

      1.2. The Seller hereby grants to the Purchaser a period until December 31, 2006 (the "Closing Date") to perform its review of the Patent. The Seller hereby commits to provide all the required information to patent attorneys nominated by the Purchaser to perform the review. The Patent Attorneys will provide all the reasonable and usual commitments regarding full confidentiality before being provided with the information.

      1.3. Should the Purchaser not provide until the Closing Date a notification that it is not interested in purchasing the Patent Rights the agreement will be effective and the Purchaser and the Seller will have the obligation to provide within a reasonable short time all the documents as described hereinafter

2.    Representations and Warranties of the Seller.

      The Seller represents and warrants to the Purchaser as follows:

      2.1. This Letter of Agreement has been duly authorized and executed by the Seller and is a valid and binding obligation of the Seller enforceable in accordance with its terms.

      2.2. The Patent Rights shall be free of any third party rights, liens or any other restrictions.

      2.3. The execution and delivery of this Letter of Agreement are not inconsistent with the Seller's Articles of Association, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Seller, and, except for consents that have already been obtained by the Seller, do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Seller is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any federal, state or local government authority or agency or other person.

      2.4. Appendix A - Seller Representations and Undertakings contains additional representations of the Seller.

3.    Representations and Warranties of the Purchaser.

      The Purchaser represents and warrants to the Seller as follows:

      3.1. This Letter of Agreement has been duly authorized and executed by the Purchaser and is a valid and binding obligation of the Purchaser enforceable in accordance with its terms.

      3.2. Upon issuance thereof, the common shares shall be duly authorized, validly issued, fully paid, nonassessable, and free of any pre-emptive and any other third party rights, and will have all the rights, preferences, privileges, and restrictions set forth in the Purchaser's Articles of Incorporation and any other restrictions under relevant securities laws and regulations.

      3.3. The execution and delivery of this Letter of Agreement are not inconsistent with the Purchaser's Articles of Association, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Purchaser, and, except for consents that have already been obtained by the Purchaser, do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Purchaser is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any federal, state or local government authority or agency or other person.

4.    Undertakings of the Seller

      4.1. Upon being this Letter of Agreement effective the Seller shall deliver to the Purchaser the following documents:

            4.1.1. Assignment of the Patent Rights

            4.1.2. Power of attorney from the inventors and the Seller for any further dealing with the Patent Rights

      4.2. The Seller undertakes not to negotiate until the Closing Date with any third party regarding the Patent Rights

      4.3. Appendix A - Seller Representations and Undertakings contains additional undertakings of the Seller.

      4.4.  The Sellet undertakes to provide a full Investor questionnaire.

5.    Undertakings of the Purchaser

      5.1. Upon being this Letter of Agreement effective and receiving from the Seller the allocation list, the Purchaser shall deliver to the Seller the following documents:

            5.1.1. Share certificates according to the instructions as per
                  Section Error! Reference source not found.

6.    Other Provisions

      6.1. Except as required under any applicable law and any securities laws and regulations, and except as required for the performance of this Letter of Agreement, neither party shall disclose or reveal to any other person or entity any information relating to the Patent, the transaction contemplated hereunder, or the negotiations between the parties.

      6.2. Notwithstanding Section 6.1, the Seller acknowledges that the Purchaser may need to publish facts related to this agreement in the reports it is obliged to deliver under SEC requirements.

7.    Miscellaneous

      7.1. The provisions of this Letter of Agreement shall be subject to all applicable laws, rules and regulations of the State of New York and to such approvals by any governmental agencies or national securities exchanges as may be required. Disputes arising hereunder or in connection herewith shall be subject to the exclusive jurisdiction of the applicable courts in New York.

      7.2. This Letter of Agreement may not be assigned or transferred by the Purchaser in any manner without the prior written consent of the Seller.

      7.3. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon delivery to the party to be notified in person, by facsimile (upon confirmation of successful transmission) or by courier service or four days after deposit by registered or certified mail, postage prepaid, addressed as follows:

            If to the Seller: 235W 76St. Suite 8D
                              New York, NY 10023
                              Fax: +1 - (212) - 580-4024


            If to Purchaser: 26 E. Hawthorne Avenue
                             Valley Stream, NY 11580
                             c/o Lubin & Associates
                             Fax: +1 (516) 887-8250

      7.4. Any tax consequences applicable to a party hereto arising from this Letter of Agreement shall be borne solely by such party.

      7.5. This Letter of Agreement constitutes the entire agreement between the Seller and the Purchaser with respect to the Patent Rights, and supersedes and replaces all prior agreements, understandings and arrangements, oral or written, the parties with respect to the subject matter hereof. Any term of this Letter of Agreement may be amended and the observance of any term of this Letter of Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Seller and the Purchaser.

IN WITNESS WHEREOF the parties have executed this Letter of Agreement made effective as of the effective Date indicated in the preamble hereto.


--------------------------              ------------------------
RADEL LLC                               ENERGTEK INC.

By: /s/ J. Pratt                        By: /s/ Doron Uziel

Title:                                  Title:
      --------------------------              ------------------------

                                   APPENDIX A
                    SELLER REPRESENTATIONS AND UNDERTAKINGS.

      Section 1. Shares. The undersigned is hereby receiving shares as stated in Clause 1 of the Payment Agreement (the "Shares") of the common stock (the "Common Stock") of Energtek Inc., a Nevada corporation (the "Corporation") in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"). The Shares are being issued in consideration for legal services provided by the undersigned to the Corporation.

      Section 2. Representations and Warranties of the Undersigned.

      The undersigned hereby acknowledges, represents and warrants to, and agrees with, the Corporation and its affiliates as follows:

      (a) The undersigned is acquiring the Shares for his own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in such Shares or any portion thereof. Further, the undersigned does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Shares for which the undersigned is subscribing or any part of the Shares.

      (b) The undersigned has full power and authority to enter into this Agreement, the execution and delivery of this Agreement has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the undersigned.

      (c) The undersigned is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by person previously not known to the undersigned in connection with investment Shares generally.

      (d) The undersigned understands that the Corporation is under no obligation to register the Shares under the Securities Act, or to assist the undersigned in complying with the Securities Act or the securities laws of any state of the United States or of any foreign jurisdiction.

      (e) The undersigned is (i) experienced in making investments of the kind described in this Agreement and the related documents, (ii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Corporation or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iii) able to afford the entire loss of its investment in the Shares. The undersigned further understands that the Corporation currently has no business or operations and although it is contemplating entering the field of clean energy technologies, the Corporation currently has no agreements or arrangements with any persons in connection therewith.

      (f) The undersigned acknowledges his understanding that the offering and sale of the Shares is intended to be exempt from registration under the Securities Act. In furtherance thereof, in addition to the other representations and warranties of the undersigned made herein, the undersigned further represents and warrants to and agrees with the Corporation and its affiliates as follows:

      (i) The undersigned realizes that the basis for the exemption may not be present if, notwithstanding such representations, the undersigned has in mind merely acquiring the Shares for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The undersigned does not have any such intention;

      (ii) The undersigned has the financial ability to bear the economic risk of his investment, has adequate means for providing for his current needs and personal contingencies and has no need for liquidity with respect to his investment in the Corporation;

      (iii) The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Shares. The undersigned also represents it has not been organized for the purpose of acquiring the Shares;

      (iv) The undersigned has been provided an opportunity for a reasonable period of time prior to the date hereof to obtain additional information concerning the offering of the Shares, the Corporation and all other information to the extent the Corporation possesses such information or can acquire it without unreasonable effort or expense; and

      (v) The undersigned has carefully reviewed all of the Corporation's filings under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

      (g) The undersigned is not relying on the Corporation, or its affiliates or agents with respect to economic considerations involved in this investment. The undersigned has relied solely on its own advisors.

      (h) No representations or warranties have been made to the undersigned by the Corporation, or any officer, employee, agent, affiliate or subsidiary of the Corporation, other than the representations of the Corporation contained herein, and in subscribing for Shares the undersigned is not relying upon any representations other than those contained herein.

      (i) The undersigned is an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the Securities Act by reason of Rule 501(a)(3).

      (j) The undersigned's overall commitment to investments which are not readily marketable is not disproportionate to the undersigned's net worth, and an investment in the Shares will not cause such overall commitment to become excessive.

      (k) The undersigned represents and warrants to the Corporation that all information that the undersigned has provided to the Corporation, including, without limitation, the information in the Investor Questionnaire attached hereto or previously provided to the Corporation (the "Investor Questionnaire"), is correct and complete as of the date hereof.

      Section 3. Indemnity. The undersigned agrees to indemnify and hold harmless the Corporation, its officers and directors, employees and its affiliates and their respective successors and assigns and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.


      IN WITNESS WHEREOF, the undersigned has executed this Agreement on the day of ___________, 2006.



Radel LLC

By:  /s/ J. Pratt


      1.1. Taxpayer Identification Number:_____________

                                  ENERGTEK INC.


                             INVESTOR QUESTIONNAIRE

A.
      2.    General Information

1. Print Full Name of Investor:         Individual:

                                        ------------------------------------
                                        First, Middle, Last

                                        Partnership, Corporation, Trust,
                                        Custodial Account, Other:


                                        ------------------------------------
                                                    Name of Entity

2. Address for Notices:
                                        ------------------------------------

                                        ------------------------------------

                                        ------------------------------------

3. Name of Primary Contact Person:
                                        ------------------------------------
         Title:

4. Telephone Number:
                                        ------------------------------------

5. E-Mail Address:
                                        ------------------------------------

6. Facsimile Number:
                                        ------------------------------------

7. Permanent Address:
   (if different from Address for       ------------------------------------
   Notices above)

8. Authorized Signatory:
                                        ------------------------------------
   Title:
                                        ------------------------------------
   Telephone Number:
                                        ------------------------------------
   Facsimile Number:
                                        ------------------------------------

9. U.S. Investors Only:
   U.S. Taxpayer Identification or
   Social Security Number:              ------------------------------------

B. Accredited Investor Status

The Investor represents and warrants that the Investor is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, as amended (the "Securities Act"), and has checked the box or boxes below which are next to the categories under which the Investor qualifies as an accredited investor:

FOR INDIVIDUALS:

|_| A natural person with individual net worth (or joint net worth with spouse) in excess of $1 million. For purposes of this item, "net worth" means the excess of total assets at fair market value, including home, home furnishings and automobiles (and including property owned by a spouse), over total liabilities.

|_| A natural person with individual income (without including any income of the Investor's spouse) in excess of $200,000, or joint income with spouse of $300,000, in each of the two most recent years and who reasonably expects to reach the same income level in the current year.

FOR ENTITIES:

|_| A bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

|_|   An insurance Corporation as defined in Section 2(13) of the Securities
      Act.

|_| A broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

|_| An investment Corporation registered under the Investment Corporation Act of 1940, as amended (the "Investment Corporation Act"). If an Investor has checked this box, please contact _______ for additional information that will be required.

|_| A business development Corporation as defined in Section 2(a)(48) of the Investment Corporation Act.

|_| A small business investment Corporation licensed by the Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

|_| A private business development Corporation as defined in Section 202(a)(22) of the Investment Advisers Act of 1940. If an Investor has checked this box, please contact ______ for additional information that will be required.

|_| An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5 million.

|_| A trust with total assets in excess of $5 million not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a person with such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Corporation and the purchase of the Shares.

|_| An employee benefit plan within the meaning of ERISA if the decision to invest in the Shares is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance Corporation, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5 million or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

|_| A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if the plan has total assets in excess of $5 million.

|_| An entity, including a grantor trust, in which all of the equity owners are accredited investors as determined under any of the foregoing paragraphs (for this purpose, a beneficiary of a trust is not an equity owner, but the grantor of a grantor trust is an equity owner).

C. Supplemental Data for Entities

1. If the Investor is not a natural person, furnish the following supplemental data (natural persons may skip this Section C of the Investor Questionnaire):

Legal form of entity (trust, corporation, partnership, etc.): _________________

Jurisdiction of organization: ________________________________________________

2. Was the Investor organized for the specific purpose of acquiring the Shares?

            |_| Yes                     |_| No

      If the answer to the above question is "Yes," please contact _______, ________, at _______ or ________ for additional information that will be required.

3. Are shareholders, partners or other holders of equity or beneficial interest in the Investor able to decide individually whether to participate, or the extent of their participation, in the Investor's investment in the Corporation (i.e., can shareholders, partners or other holders of equity or beneficial interest in the Investor determine whether their capital will form part of the capital invested by the Investor in the Corporation)?

            |_| Yes                     |_| No

      If the answer to the above question is "Yes," please contact David Lubin & Associates, PLLC (david@dlubinassociates.com or 516-284-1740) for additional information that will be required.

4(a). Please indicate whether or not the Investor is, or is acting on behalf of,
(i) an employee benefit plan within the meaning of Section 3(3) of ERISA, whether or not such plan is subject to ERISA, or (ii) an entity which is deemed to hold the assets of any such employee benefit plan pursuant to 29 C.F.R. ss. 2510.3-101. For example, a plan which is maintained by a foreign corporation, governmental entity or church, a Keogh plan covering no common-law employees and an individual retirement account are employee benefit plans within the meaning of Section 3(3) of ERISA but generally are not subject to ERISA (collectively, "Non-ERISA Plans"). In general, a foreign or US entity which is not an operating Corporation and which is not publicly traded or registered as an investment Corporation under the Investment Corporation Act of 1940, as amended, and in which 25% or more of the value of any class of equity interest is held by employee pension or welfare plans (including an entity which is deemed to hold the assets of any such plan), would be deemed to hold the assets of one or more employee benefit plans pursuant to 29 C.F.R. ss. 2510.3-101. However, if only Non-ERISA Plans were invested in such an entity, the entity generally would not be subject to ERISA. For purposes of determining whether this 25% threshold has been met or exceeded, the value of any equity interest held by a person (other than such a plan or entity) who has discretionary authority or control with respect to the assets of the entity, or any person who provides investment advice for a fee (direct or indirect) with respect to such assets, or any affiliate of such a person, is disregarded.

            |_| Yes                     |_| No

4(b). If the Investor is, or is acting on behalf of, such an employee benefit plan, or is an entity deemed to hold the assets of any such plan or plans, please indicate whether or not the Investor is subject to ERISA.

            |_| Yes                     |_| No

4(c.) If the Investor answered "Yes" to question 4.(b) and the Investor is investing the assets of an insurance Corporation general account, please indicate what percentage of the Investor's assets the purchase of the Shares is subject to ERISA. ___________%.

5. Does the amount of the Investor's subscription for the Shares in the Corporation exceed 40% of the total assets (on a consolidated basis with its subsidiaries) of the Investor?

            |_| Yes                     |_| No

         If the question above was answered "Yes," please contact David Lubin & Associates for additional information that will be required.

6(a). Is the Investor a private investment Corporation which is not registered under the Investment Corporation Act, in reliance on Section 3(c)(1) or Section 3(c)(7) thereof?

            |_| Yes                     |_| No

6(b). If the question above was answered "Yes," was the Investor formed prior to April 30, 1996?

            |_| Yes                     |_| No

         If the questions set forth in (a) and (b) above were both answered "Yes," please contact David Lubin & Associates for additional information that will be required.

7(a). Is the Investor a grantor trust, a partnership or an S-Corporation for US federal income tax purposes?

            |_| Yes                     |_| No

7(b). If the question above was answered "Yes," please indicate whether or not:

    (i) more than 50 percent of the value of the ownership interest of any beneficial owner in the Investor is (or may at any time during the term of the Corporation be) attributable to the Investor's (direct or indirect) interest in the Corporation; or

            |_| Yes                     |_| No

    (ii) it is a principal purpose of the Investor's participation in the Corporation to permit the Partnership to satisfy the 100 partner limitation contained in US Treasury Regulation Section 1.7704-1(h)(3).

            |_| Yes                     |_| No

         If either question above was answered "Yes," please contact David Lubin & Associates for additional information that will be required.

8. If the Investor's tax year ends on a date other than December 31, please indicate such date below:

                                        ----------------------------------------
                                                         (Date)

D. Related Parties

1. To the best of the Investor's knowledge, does the Investor control, or is the Investor controlled by or under common control with, any other investor in the Corporation?

            |_| Yes                     |_| No

      If the answer above was answered "Yes", please identify such related investor(s) below.

      Name(s) of related investor(s): _______________________________-

2. Will any other person or persons have a beneficial interest in the Shares to be acquired hereunder (other than as a shareholder, partner, or other beneficial owner of equity interest in the Investor)?

            |_| Yes                     |_| No

      If either question above was answered "Yes", please contact David Lubin & Associates for additional information that will be required.

The Investor understands that the foregoing information will be relied upon by the Corporation for the purpose of determining the eligibility of the Investor to purchase the Shares. The Investor agrees to notify the Corporation immediately if any representation or warranty contained in this Subscription Agreement, including this Investor Questionnaire, becomes untrue at any time. The Investor agrees to provide, if requested, any additional information that may reasonably be required to substantiate the Investor's status as an accredited investor or to otherwise determine the eligibility of the Investor to purchase the Shares. The Investor agrees to indemnify and hold harmless the Corporation and each officer, director, shareholder, agent and representative of the Corporation and their respective affiliates and successors and assigns from and against any loss, damage or liability due to or arising out of a breach of any representation, warranty or agreement of the Investor contained herein.


                                        INDIVIDUAL:

                                        ------------------------------------
                                                             (Signature)

                                        ------------------------------------
                                                            (Print Name)

                                        PARTNERSHIP, CORPORATION, TRUST,
                                        CUSTODIAL ACCOUNT, OTHER:


                                        -----------------------------------
                                                 (Name of Entity)

                                        By:
                                           --------------------------------
                                                    (Signature)

                                           --------------------------------
                                                (Print Name and Title)

2.1.1. Annex 1

                  (I) DEFINITION OF "INVESTMENTS"

The term "investments" means:

1) Shares, other than securities of an issuer that controls, is controlled by, or is under common control with, the Investor that owns such securities, unless the issuer of such securities is:

      (i) An investment Corporation or a Corporation that would be an investment Corporation but for the exclusions or exemptions provided by the Investment Corporation Act, or a commodity pool; or

      (ii)  a Public Corporation (as defined below);

      (iii) A Corporation with shareholders' equity of not less than $50 million (determined in accordance with generally accepted accounting principles) as reflected on the Corporation's most recent financial statements, provided that such financial statements present the information as of a date within 16 months preceding the date on which the Investor acquires Shares;

2)    Real estate held for investment purposes;

3)    Commodity Shares (as defined below) held for investment purposes;

4)    Physical Commodities (as defined below) held for investment purposes;

5) To the extent not securities, Financial Contracts (as defined below) entered into for investment purposes;

6) In the case of an Investor that is a Corporation that would be an investment Corporation but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the Investment Corporation Act, or a commodity pool, any amounts payable to such Investor pursuant to a firm agreement or similar binding commitment pursuant to which a person has agreed to acquire an interest in, or make capital contributions to, the Investor upon the demand of the Investor; and

7)    Cash and cash equivalents held for investment purposes.

      Real Estate that is used by the owner or a Related Person (as defined below) of the owner for personal purposes, or as a place of business, or in connection with the conduct of the trade or business of such owner or a Related Person of the owner, will NOT be considered Real Estate held for investment purposes, provided that real estate owned by an Investor who is engaged primarily in the business of investing, trading or developing real estate in connection with such business may be deemed to be held for investment purposes. However, residential real estate will not be deemed to be used for personal purposes if deductions with respect to such real estate are not disallowed by section 280A of the Internal Revenue Code of 1986, as amended.

      A Commodity Interest or Physical Commodity owned, or a Financial Contract entered into, by the Investor who is engaged primarily in the business of investing, reinvesting, or trading in Commodity Shares, Physical Commodities or Financial Contracts in connection with such business may be deemed to be held for investment purposes.

      "Commodity Shares" means commodity futures contracts, options on commodity futures contracts, and options on physical commodities traded on or subject to the rules of:

      (i) Any contract market designated for trading such transactions under the Commodity Exchange Act and the rules thereunder; or

      (ii) Any board of trade or exchange outside the United States, as contemplated in Part 30 of the rules under the Commodity Exchange Act.

"Public Corporation" means a Corporation that:

      (i) files reports pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended; or

      (ii) has a class of securities that are listed on a Designated Offshore Securities Market, as defined by Regulation S of the Securities Act.

"Financial Contract" means any arrangement that:

      (i) takes the form of an individually negotiated contract, agreement, or option to buy, sell, lend, swap, or repurchase, or other similar individually negotiated transaction commonly entered into by participants in the financial markets;

      (ii) is in respect of securities, commodities, currencies, interest or other rates, other measures of value, or any other financial or economic interest similar in purpose or function to any of the foregoing; and

      (iii) is entered into in response to a request from a counter party for a quotation, or is otherwise entered into and structured to accommodate the objectives of the counterparty to such arrangement.

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"Physical Commodities" means any physical commodity with respect to which a
Commodity Interest is traded on a market specified in the definition of Commodity Shares above.

"Related Person" means a person who is related to the Investor as a sibling, spouse or former spouse, or is a direct lineal descendant or ancestor by birth or adoption of the Investor, or is a spouse of such descendant or ancestor, provided that, in the case of a Family Corporation, a Related Person includes any owner of the Family Corporation and any person who is a Related Person of such an owner. "Family Corporation" means a Corporation that is owned directly or indirectly by or for two or more natural persons who are related as siblings or spouse (including former spouses), or direct lineal descendants by birth or adoption, spouses of such persons, the estates of such persons, or foundations, charitable organizations or trusts established for the benefit of such persons.

For purposes of determining the amount of investments owned by a Corporation, there may be included investments owned by majority-owned subsidiaries of the Corporation and investments owned by a Corporation ("Parent Corporation") of which the Corporation is a majority-owned subsidiary, or by a majority-owned subsidiary of the Corporation and other majority-owned subsidiaries of the Parent Corporation.

In determining whether a natural person is a qualified purchaser, there may be included in the amount of such person's investments any investment held jointly with such person's spouse, or investments in which such person shares with such person's spouse a community property or similar shared ownership interest. In determining whether spouses who are making a joint investment in the Partnership are qualified purchasers, there may be included in the amount of each spouse's investments any investments owned by the other spouse (whether or not such investments are held jointly). There shall be deducted from the amount of any such investments any amounts specified by paragraph 2(a) of Annex 2 incurred by such spouse.

In determining whether a natural person is a qualified purchaser, there may be included in the amount of such person's investments any investments held in an individual retirement account or similar account the investments of which are directed by and held for the benefit of such person.


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Patent Purchase Radel

Annex 2

            (II)  VALUATIONS OF INVESTMENTS

The general rule for determining the value of investments in order to ascertain whether a person is a qualified purchaser is that the value of the aggregate amount of investments owned and invested on a discretionary basis by such person shall be their fair market value on the most recent practicable date or their cost. This general rule is subject to the following provisos:

1) In the case of Commodity Shares, the amount of investments shall be the value of the initial margin or option premium deposited in connection with such Commodity Shares; and

2) In each case, there shall be deducted from the amount of investments owned by such person the following amounts:

      (i) The amount of any outstanding indebtedness incurred to acquire the investments owned by such person.

      (ii) A Family Corporation, in addition to the amounts specified in paragraph (a) above, shall have deducted from the value of such Family Corporation's investments any outstanding indebtedness incurred by an owner of the Family Corporation to acquire such investments.